   Keefe, Bruyette & Woods
Community Bank Investor Conference
July 2009

Forward Looking Statements

■ Total Assets      $2.6 bil
■ Branches      69
■ FTE      830
■ Market Cap     $480 mil
■ Institutional Ownership   56%
■ Avg Daily Volume    $2.5 mil
 Date: June 30, 2009

Value in the Banking Sector?
Checklist for success in current environment:
Capital
■ Strongly capitalized
Markets
■ Solid Distribution Network
■ Stable Geographic Markets
■ Disciplined Competition
Performance
■ Strong Net Interest Margin
■ Strong NIM Management
■ Strong Fee income
■ Ability to control expenses
Growth
■ Liquidity to grow
■ Ability to grow share in market
■ Opportunity to grow into new markets
Management

City Holding Company:
■ Markets: Operates an extremely strong
 retail/commercial franchise in stable
 markets with disciplined competition
■ Performance: Has Consistently
 outperformed peers with respect to
 earnings, capital, and liquidity
■ Asset Quality: strong compared to peers
 and City’s management has recognized
 and dealt with issues
■ Growth: Growing and succeeding in
 slow-growth stable markets with
 targeted expansion into new markets

1st Branch Share & 9% Deposit Share
in Huntington WV/Ashland KY MSA
$3.8 Billion
1st Branch Share & 10% Deposit Share
in WV’s largest market; $5.3B
1st & 27% Deposit Share
$2.0 Billion
2nd Branch Share & 8% Deposit
Share in Morgan, Berkeley
& Jefferson Co. WV
$1.9 Billion
Key Markets

CHCO is consistently among the
most profitable:
2005
2006
2007
2008
2008 Peers
Median
2009
1st Half
Reported ROA
2.09%
2.11%
2.03%
1.12%
0.58% - 87th
%ile
1.63%
ROTE
22.3%
22.4%
21.0%
11.4%
8.5% - 69st
%ile
18.4%
Tangible Common
Equity/TA
9.5%
10.1%
9.7%
8.83%
6.4% - 90th
%ile
9.11%
NIM
4.49%
4.56%
4.34%
4.64%
3.67%- 92nd
%ile
4.29%
Efficiency Ratio
46.7%
44.5%
45.9%
46.3%
63.1% - 92nd
%ile
50.4%
Non-Int
Rev/Total Rev
34%
34%
34%
36%
23% - 94th
%ile
37.7%
* Non-Int Reve excludes gain on Visa IPO; Securities Losses

Liabilities: Low Cost and Stable Deposits
Data: December 31, 2008

CHCO’s Cost of Funds Advantage:
CHCO
Peers
Advantage
CD’s
3.87%
3.81%
-6 Bps
Interest Bearing
Deposits
2.48%
2.74%
26 Bps
Total Deposits
2.08%
2.33%
25 Bps
Interest Bearing
Liabilities
2.48%
2.90%
52 Bps
Top quartile

Favorable Revenue Profile for the
current yield curve environment:
24%
76%
64%
*As of December 31, 2008. Non-
interest income excludes other than
temporary impairment losses and
VISA IPO gain
Sample of 249 reporting publicly traded
banks and thrifts with assets between
$1 and $10 billion as of December 31,
2008, excluding investment
gains/losses
94th percentile

Success in our Retail Banking unit
has led to strong growth in retail
branch service charges:
14.8% CAGR
2001 to 2008

Asset Quality
• City’s Loans are 60% Retail/40% Comm’l
• City’s market area tends to be more stable
• Real Estate prices in City’s market area have
 been relatively stable
• City’s Past-due loan trends are stable
• City’s non-performing asset levels are
 stronger than peers
• City has been aggressive about charging
 down non-performing loans

Conservative Loan Portfolio Mix
Loan to Deposits 88.8%
Loan to Deposits 98.8%
Sample of 266 publicly traded banks
and thrifts with assets between $1-$10
billion as of December 31, 2007
As of December 31, 2008

Past-Due Loans (30+ days)
Past-due loans trends are stable and reflect better
economics in City’s core markets
12/05
12/06
12/07
12/08
6/30/09
Residential
1.14%
0.76%
0.91%
o.63%
0.84%
Home
Equity
0.37%
0.34%
0.63%
0.39%
0.51%
Consumer
2.32%
0.99%
0.86%
0.84%
0.28%
CMRE
0.11%
0.03%
0.26%
0.19%
0.15%
C&I
0.12%
1.47%
0.02%
0.21%
0.57%

NPA’s to Loans & OREO

31%
45%

Commercial
$3.026 MM
Net Charge-offs
2009:1 Half $5.1 MM
0.28% of Average Loans

Greenbrier Resort Speculative
Properties - 6/30/09
Original Loan Balances  $ 18.6 MM
Current Loan Book Balance   $ 7.6 MM
OREO      $ 6.7 MM
Specific Reserve in ALLL ( $ 2.2 MM)
On-Balance Sheet:   $ 12.1 MM (65% of orig loan)

Investment Portfolio at 3/31/09
Orig.
Cost
Other than
Temporary
Impairment
Charges (Cumm)
Unrealized
Gains/
(Losses)
Carrying
Value
FNMA & FHLMC Pfd
$22.7
($21.1)
($1.0)
$0.6
Municipals
$ 49.3
$0
($0.4)
$48.8
MBS
$292.8
$0
$6.2
$299.0
Pool Bank Trust Pfd
$ 27.1
($18.3)
($5.4)
$3.4
Single Issue Bank
Trust Pfd; Bank
Holding Company
Pfd;
Sub-debt of FI’s
$110.8
($1.0)
($14.0)
$95.8
Money Markets &
Mutual Funds
$64.8
$0
$0
$64.8
Fed & FHLB Stock
$ 13.0
$0
$0
$13.0
Bank Equities
$ 8.9
$0
($3.0)
$5.9

Net Interest Margin
Strong NIM driven by solid core deposit
franchise & strong NIM management

CHCO is well positioned with respect to
interest rate risk:
Immediate Basis Point
Change in Interest
Rates
Estimated Increase of
Decrease in Net Income
between 1-12 months
+300 Bp
+11.9%
+200 Bp
7.4%
+100 Bp
3.0%
Data: March 31. 2009
Interest Rate Risk to Net
Interest Margin:

- Purchased 2005-2006
- Sold late 2008
- Positions CHCO for rising rates
Notional
Prime Rate
Term Date
$100MM
8%
June 2011
$100MM
7.75%
May 2011
$50MM
6.75%
Nov 2009
$50MM
6.75%
Nov 2008
$100MM
6%
June 2010
$100MM
6%
June 2009
Prime-based Floors:

Interest Rate Risk Summary:
 ◆ CHCO is less dependent upon NII than its
 peers
 t Fee income in top 10% of peer group
 ◆ CHCO’s NIM is strong relative to peers based
 upon strong core deposit franchise
 ◆ Due to Prime-based floors, CHCO’s NIM is
 among the best in the industry
 t In 2nd Q of 2009, Prime-based floors were
 worth 47 bp of NIM
 ◆ CHCO is positioned to benefit from economic
 recovery
 t An increase of 300 Bp in rates would result
 in an increase of 41 bp of NIM

Previously Securitized Loans:

Core growth in revenues in 2003-2008 offset
lower earnings from PSL balances
2004
2005
2006
2007
2008
2009
Projected
Average
Balances
$83.5
MM
$42.9
MM
$22.3
MM
$10.5
MM
$5.2 MM
$3.6MM
Rate
17.4%
26.6%
42.2%
69.1%
108%
120%
Gross
Interest
Revenue
$14.5
MM
$11.4
MM
$9.4
MM
$7.3 MM
$5.6MM
$4.0MM

■ Opportunity:
 City’s mix is 40%
 Commercial/60%
 Retail reflecting
 City’s historic retail
 focus.
■ Opportunity: Some
 competitors have
 stopped lending.
■ Opportunity:
 City has launched a
 successful new cash
 management initiative
 to address depository
 needs of larger
 business customers.

City’s Retail Distribution Network:
Expanding to meet our customer’s needs

City Opened 4 Wal-Marts in key markets
where it had significant share:

Branch Renovations/Expansions to
meet customer demand:

A Focus: Eastern Panhandle Expansion

Expansion into Bluefield WV-VA:
Bluefield WV-VA:
 County Deposits:$1.7 billion
 Branches: 50
 Largest Competitors: BB&T (27%), FCBC (26%)

City’s Newest Location: Hurricane WV
Putnam Co. WV:
County Deposits:$761 MM
Branches: 18
Largest Competitors:
Putnam Co. Bank (50%)
BB&T (10%)

City’s Next Location: South Charleston

CityInsurance
■ 2006 Revenues   $2.3 million
■ 2007     $4.1 million
■ 2008    $4.2 million
■ 2009 YTD    $3.3 million
Strategies:
 ◆ Added Workers Compensation Dept in 2006/7
 ◆ Added Personal Lines Department in 2006/7
 ◆ Opened Beckley WV Office in 2006/7
 ◆ Opened Martinsburg Office in 4th Q 2008
 ◆ Opened Ashland Office in 4th Q 2008
 ◆ Acquired Nitro-based Patton Ins. Agency in Dec 2008
 ◆ Added Medicus Representation in late 2008
 ◆ Acquired Teays Valley based Dickens & Clark in Apr 09

Insurance Acquisition
Nitro-based Patton Insurance

Insurance Acquisition
Teays Valley based Dickens & Clark

Trust AUM: CAGR (04-08) 8%
 Grew AUM in 2008 despite market by taking share

CHCO: Capital Flexibility
  Tangible Common Equity at 6/30/09: 9.11%
  No TARP!!!!
  Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 14% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 11% in April 2007 to $1.24
 - Increased 10% in April 2008 to $1.36
 - Dividend Yield over 4%
  Share Repurchases
 - Purchased 1,651,172 shares in 2007 and 2008 (9.4% of
 outstanding shares at 12/31/06)
 - Driven by CHCO’s strong profitability, coupled with
 CHCO’s dividend coverage ratio against first call
 estimates, CHOC can achieve greater long-term share
 repurchase activity than peers.

Acquisitions:
$100MM to $500MM in assets
WV, SE Ohio, Eastern KY, I81 Corridor from
VA thru MD, SW Pennsylvania

A Deep, Diverse, and Young
Management Team
 TITLE  EXPERIENCE    AGE  JOINED
■ CEO   PPLS; CHCO CFO,PHD 46  2001
■ EVP-Retail  PPLS     53  2001
■ CFO   Public Accounting,CPA  43  2005
■ CAO/CIO  City National Bank  45  1989
■ CCO   United Bankshares,CPA  35  1998
■ SVP-Branches BB&T    41  2001
■ CRO   BB&T    52  2001
■ SVP Consumer Bank One   42  2001
■ SVP Mortgage United Bankshares  57  2004
■ SVP Trust  City National Bank  54  1985
■ SVP Insurance Rogers; Principal 39  2007
■ Treasurer  City National Bank  42  1990

 ■ EVP-Comm.  One Valley;BB&T,CPA      59   2004

Value in the Banking Sector?
Checklist for success in current environment:
Capital
■ Strongly capitalized - Top 10%
Markets
■ Solid Distribution Network - Excellent
■ Stable Geographic Markets - Yes - WV & E Kentucky
■ Disciplined Competition -  Yes - see NIM
Performance
■ Strong Net Interest Margin - Yes
■ Strong NIM Management - See Results (Floors)
■ Dependence on NII- Top Decile
■ Ability to control expenses - Top Decile Efficiency Ratio
Growth
■ Liquidity to grow - Extremely Strong
■ Ability to grow share in market - 5-mile branch share 32%;
 deposit share 14%
■ Opportunity to grow into new markets - Challenging
■ Management  - Strong Team with Great Results

Pricing Metrics*:
■ Price to Book:      158%
■ Price to Tangible Book:     197%
■ Price to 2009 Projected Earnings** 11.0x
■ Dividend Yield     4.7%
■ Div Payout Ratio (First Call)**   52%
■ Tangible Capital/Tangible Assets  9.11%
■ Institutional Ownership    56%
* Based on Price of $28.83 (7/22/09)
** Based on analyst estimate of $2.63 (average of 6)
CHCO represents good value and
stability